Phoenix Worldwide Strategies Fund,

a series of Phoenix Equity Trust

Supplement dated September 24, 2007 to the Prospectus and

Statement of Additional Information dated October 31, 2006,

as supplemented November 17, 2006, December 6, 2006, December 26, 2006,

April 16, 2007, April 27, 2007, July 13, 2007, and September 7, 2007

Important Notice to Investors

Phoenix Worldwide Strategies Fund

Effective September 24, 2007, the Phoenix Worldwide Strategies Fund, a series of Phoenix Equity Trust (“Predecessor Fund”), has been reorganized into a fund named Phoenix Worldwide Strategies Fund, a series of Phoenix Opportunities Trust (“Successor Fund”). The Successor Fund’s principal investment strategies, risks, fees and expenses, and portfolio management team are the same as those of the Predecessor Fund and remain unchanged.

For information about the Phoenix Worldwide Strategies Fund, please refer to the Phoenix Opportunities Trust-International Funds Prospectus dated September 24, 2007.

Investors should retain this supplement with the Prospectus

and Statement of Additional Information for future reference.

PXP 691/Int’l Reorg (09/07)